SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                March 31, 2007
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Colorado                000-19333            84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 1.01	Entry Into a Material Definitive Agreement

     A: On March 31, 2007, Bion Environmental Technologies, Inc. (the "Company") entered into an extension agreement pursuant to which Mark A. Smith, the Company's President, General Counsel and a Director, agreed to extend the Term of his services to the Company to December 31, 2007 at an unchanged salary of $12,500 per month. Additionally, Mr. Smith agreed to accept $151,645.89 initial principal amount of the Company's 2007 Series A Convertible Notes ("Series A Notes") in exchange for his deferred compensation for the period from January 1, 2007 through March 31, 2007 and the Company's promissory note issued on January 1, 2007 for Mr. Smith's deferred compensation from April 1, 2006 through December 31, 2006. The Series A Notes are convertible into the Company's common stock at a price of $4.00 per share (subject to adjustments set forth therein). The Company granted Mr. Smith 100,000 options to purchase its common stock at the price of $4.25 per share through December 31, 2011 which options vest during the term of the extension.

     B: On March 31, 2007 Salvatore Zizza, Chairman and a Director of Bion's operating subsidiary, Bion Dairy Corporation, and Bright Capital, Ltd. ("Brightcap"), which provides the consulting services of Dominic Bassani to the Bion companies, agreed to accept $379,389.04 and $455,486.30 initial principal amounts, respectively, of the Company's Series A Notes in exchange for their respective deferred compensation for the period from January 1, 2007 through March 31, 2007 and the Company's promissory notes issued on January 1, 2007 for their respective deferred compensation owed by Bion on December 31, 2006.

     C: On March 31, 2007 the Company issued 151,908 shares of its restricted common stock to D2 Deferred Compensation Trust ("D2 Trust") in conversion of the Company's $598,867 obligation (principal and accrued interest) to the D2 Trust at a price of $4.00 per share per the terms of existing agreements. The D2 Trust is 50% beneficially owned by David Mitchell, former CEO of the Company, and 50% owned by Bright Capital, Ltd. ("Brightcap"), which provides the Company with the consulting services of Dominic Bassani, former general manager of Bion Dairy Corporation. The trustee of the D2 Trust has informed Bion that the D2 Trust will partially liquidate and deliver to Mr. Mitchell his share of the D2 Trust so that Brightcap will be the sole remaining beneficiary of the D2 Trust.

ITEM 9.01.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.




     (d)  Exhibits

     10.1 Extension Agreement dated March 31, 2007 between the Company and Mark A. Smith. Filed electronically herewith.

     10.2 Note dated March 31, 2007 in the amount of $151,645.89 in favor of Mark A. Smith. Filed electronically herewith.

     10.3 Note dated March 31, 2007 in the amount of $379,389.04 in favor of Salvatore Zizza. Filed electronically herewith.

     10.4 Note dated March 31, 2007 in the amount of $455.486.30 in favor of Bright Capital, Ltd. Filed electronically herewith.





                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bion Environmental Technologies, Inc.


Date:  April 3, 2007                   By: /s/ Mark A. Smith
                                           Mark A. Smith, President